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                                                                  EXHIBIT 99.30



                      FIRST AMENDMENT TO TRUST AGREEMENT

         This First Amendment to Trust Agreement ("Amendment") is entered into
as of this 14th day of April, 1994, by and among   XXXXXXXXXX, a Nevada
corporation, as Seller,   XXXXXXXXXX, a New York banking corporation, as
trustee, and   XXXXXXXXXX, as individual trustee, for the purpose of amending that certain Trust Agreement ("Trust Agreement") dated as of June 11, 1993 by and among the undersigned with respect to $5,415,300 Mortgage Pass-Through Certificates (Borders Books, Utica, Michigan) Series 1993 as follows:

         1. Amendment of Section 5.03(i) of the Trust Agreement. Section 5.03(i) is hereby amended by deleting the parenthetical "(except those amounts described in Section 5.06(d)(i) which shall be deposited in the Excess
Revenue Account)," appearing therein.

         2. Amendment of Section 5.06(d) of the Trust Agreement. Section 5.06(d) is hereby amended by deleting the phrase "(i) on or before the fifteenth day of each calendar month any monthly installment of Annual Rental received by Trustee for any calendar month commencing June 1, 1993 to and including May 1, 1994, and (ii)" appearing therein.

         3. Amendment of Section 5.09 of the Trust Agreement. Section 5.09 is hereby amended by deleting the second paragraph thereof in its entirety and substituting the following in lieu thereof:

                 "On December 15, 1993, the Trustee shall cause the transfer of funds from the Capitalized Debt Service Account to the Certificate Account in an amount necessary to satisfy Debt Service on the Certificates on such date. On June 15, 1994, the Trustee shall cause the transfer of funds from the Capitalized Debt Service Account to the Certificate Account in an amount necessary to satisfy Debt Service on the Certificates on such date to the extent Debt Service is not previously satisfied from amounts in the Certificate Account."

         4. Effect of this Amendment. Except as otherwise expressly amended herein, the Trust Agreement shall remain in full force and effect as originally executed.

         5. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Trust Agreement.

         6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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         7.      Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                     XXXXXXXXXX, a
                                   Nevada corporation

                                        /s/
                                   By: ____________________________________

                                   Name: __________________________________

                                   Its: ___________________________________



                                   XXXXXXXXXX, a New York banking
                                   corporation, as trustee


                                   By: ____________________________________

                                   Name: __________________________________

                                   Its: ___________________________________



                                     XXXXXXXXXX, as individual
                                   Trustee


                                   By: ____________________________________
                                                    XXXXXXXXXX



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         7.   Counterparts.   This Amendment may be executed simultaneously in
any number of counterparts, each of which counterparts shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              XXXXXXXXXX, a Nevada corporation


                            By: _______________________________________

                            Name: _____________________________________

                            Its: ______________________________________



                              XXXXXXXXXX,
                            a New York banking corporation, as trustee

                                /s/
                            By: _______________________________________

                            Name: _____________________________________

                            Its: ______________________________________




                              XXXXXXXXXX, as individual Trustee


                            By:  /s/    XXXXXXXXXX
                               ----------------------------------------
                                 XXXXXXXXXX



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                    ACKNOWLEDGEMENT AND CONSENT BY BORROWER



        XXXXXXXXXX, a Michigan limited partnership, (i) hereby acknowledges receipt of the First Amendment to Trust Agreement ("Trust Agreement Amendment") to which this Acknowledgement and Consent is attached, entered into as of the 14th day of April, 1994 by and among XXXXXXXXXX, a Nevada corporation, as Seller, XXXXXXXXXX, a New York banking corporation, as trustee, and XXXXXXXXXX, as individual trustee, for the purpose of amending that certain Trust Agreement ("Trust Agreement") dated as of June 11, 1993 by and among the above mentioned parties with respect to $5,415,300 Mortgage Pass-Through Certificates (Borders Books, Utica, Michigan) Series 1993, (ii) hereby acknowledges and consents to the execution and delivery of the Trust Agreement Amendment, it being agreed that such consent shall not be construed to require the consent of the undersigned to any future supplement to, or amendment, waiver, or modification of the terms of the Trust Agreement, and, (iii) hereby represents and warrants to each of the parties to the Trust Agreement and to the Certificateholders that as of the date hereof there is no default or Event of Default which has occurred and is continuing under any one or more of the Note Documents. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Trust Agreement.



         Dated April 14 , 1994.



                              XXXXXXXXXX,
                            a Michigan limited partnership

                            By:       XXXXXXXXXX, a Michigan
                                    corporation, its sole General Partner



                                    By: /s/ XXXXXXXXXX
                                        -----------------------------------
                                             XXXXXXXXXX
                                             President

                                                     (BORROWER)




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